EXHIBIT 10.2
                                                         ---------------
                         PROMISSORY NOTE


                                        San Francisco, California
$55,386,582.29                               September 13, 1996


     FOR VALUE RECEIVED, the undersigned, SUN WORLD INTERNATIONAL, INC., a Delaware corporation and successor by merger between Sun World International, Inc. and Sun World, Inc. ("Borrower"), DOES HEREBY PROMISE to pay to the order of CAISSE NATIONALE DE CREDIT AGRICOLE, ACTING THROUGH ITS GRAND CAYMAN BRANCH (the "Bank"), at its office determined in accordance with the Credit Agreement referred to below, in lawful money of the United States and in immediately available funds, the principal amount of FIFTY FIVE MILLION, THREE HUNDRED EIGHTY SIX THOUSAND, FIVE HUNDRED EIGHTY TWO DOLLARS AND TWENTY NINE CENTS ($55,386,582.29) pursuant to the Credit Agreement hereinafter referred to and in accordance with Schedule I attached hereto, and to pay interest (computed on the basis of a year of 360 days and for the actual number of days elapsed) from the date hereof on the unpaid principal amount hereof, in like money, at said office, at a rate or rates per annum determined in accordance with Section 2.3 of the Credit Agreement, payable in accordance with the provisions of the Credit Agreement. Any amount hereunder, including, without limitation, any amount of principal, interest or fees, which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said amount is paid in full, payable on demand, at a rate per annum equal at all times to the rate set forth in Section 2.3 of the Credit Agreement.
Any change in the interest rate resulting from a change in the Prime Rate (as defined in the Credit Agreement) shall be effective at the beginning of the day on which such change in the Prime Rate becomes effective. Under certain circumstances, the Credit Agreement provides for the making of a Re Advance. The Re Advance, if made, shall constitute a portion of the outstanding principal of the Restructured Loan and of this Note, and Borrower's obligation to repay the Re Advance shall be evidenced by this Note.

     This Note (i) is the Note referred to in the Amended and Restated Credit Agreement dated as of September 13, 1996, between Borrower and the Bank (as at any time amended, supplemented or modified, the "Credit Agreement"), which is hereby incorporated herein by reference, (ii) is executed in connection with the restructuring of the obligations of Borrower and its predecessors under the Pre Petition Loan Documents referred to therein, and
(iii) is issued in replacement of the promissory notes heretofore evidencing such obligations to evidence the Restructured Loan. The restructuring of the obligations of Borrower and its predecessors under such Pre Petition Loan Documents in accordance with the Credit Agreement is not intended to effect a novation of such obligations, which, as modified pursuant to the Credit Agreement, this Note and the other Loan Documents, shall survive the execution and delivery of the Credit Agreement, this Note and the Loan Documents as obligations of Borrower. Capitalized terms use in this Note without definition have the meanings ascribed to them in the Credit Agreement.

     The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of the principal of this Note prior to the maturity of the Note upon the terms and conditions specified in the Credit Agreement. This Note is secured by a Security Agreement and the Deeds of Trust and other security documents referred to in the Credit Agreement, and reference is hereby made to the Credit Agreement, the Security Agreement, the Deeds of Trust and such other security documents for a description of such security.

     This Note shall be governed by the laws of the State of California; provided, however, that, as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than do the laws of the State of California, then such law applicable to the Bank shall apply to the Bank under this Note.


                         SUN WORLD INTERNATIONAL, INC.


                         By /S/ Timothy J. Shaheen

                         Title: Chief Executive Officer

                  SCHEDULE I TO PROMISSORY NOTE


Principal Payment Date                                Amount

September 13, 1996                                $  923,109.70
  Effective Date

The Last Business Day of                          $  923,109.70
  December 1996

The Last Business Day of                          $  923,109.70
  March 1997

The Last Business Day of                          $  923,109.70
  August 1997

The Last Business Day of                          $  923,109.70
  December 1997

The Last Business Day of                          $  923,109.70
  March 1998

The Last Business Day of                          $  923,109.70
  August 1998

The Last Business Day of                          $  923,109.70
  December 1998

The Last Business Day of                          $  923,109.70
  March 1999

The Last Business Day of                          $ 1,384,664.58
  August 1999

The Last Business Day of                          $ 1,384,664.58
  December 1999

The Last Business Day of                          $ 1,384,664.58
  March 2000

The Last Business Day of                          $ 1,384,664.58
  August 2000

The Last Business Day of                          $ 1,384,664.58
  December 2000

The Last Business Day of                          $ 1,384,664.58
  March 2001

The Last Business Day of                          $ 1,384,664.58
  August 2001

The Last Business Day of                          $ 1,384,664.58
  December 2001

The Last Business Day of                          $ 1,384,664.58
  March 2002

The Last Business Day of                          $ 1,384,664.58
  August 2002

The Last Business Day of                          $ 1,384,664.58
  December 2002

The Last Business Day of                          $ 1,384,664.58
  March 2003

The Last Business Day of                          $ 1,384,664.58
  August 2003

The Last Business Day of                          $ 1,384,664.58
  December 2003

The Last Business Day of                          $ 1,384,664.58
  March 2004

The Last Business Day of                          $ 1,384,664.58
  August 2004

The Last Business Day of                          $ 1,384,664.58
  December 2004

The Last Business Day of                          $ 1,384,664.58
  March 2005

The Last Business Day of                          $ 1,384,664.58
  August 2005

The Last Business Day of                          $ 1,384,664.58
  December 2005

The Last Business Day of                          $ 1,384,664.58
  March 2006

The Last Business Day of                          $ 1,384,664.58
  August 2006

September 13, 2006                                All principal
                                                  then remaining outstanding